Exhibit 10.41.1

AMENDMENT No. 1 TO EMPLOYMENT AGREEMENT

THIS AMENDMENT No. 1 TO EMPLOYMENT AGREEMENT (“Amendment No. 1”), is entered into as of April 1, 2019 (the “Effective Date”, by and between Third Point Reinsurance (USA) Ltd., a Bermuda company (the “Company”), and David Govrin (the “Executive”).
WHEREAS, the Company and the Executive entered into a certain Employment Agreement dated as of March 22, 2017 (the “Employment Agreement”); and
WHEREAS, in consideration of the mutual agreements set forth below and for other good and valuable consideration given by each party to this Amendment No. 1 to the other, the receipt and sufficiency of which are hereby acknowledged, the Company and Executive agree to amend the Employment Agreement on the terms set forth below.
NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:
1.     Section 2(a) of the Employment Agreement shall be amended to read in its entirety as follows:
“2. Extent of Employment.
(a)Duties. During the Employment Term and from and after the Effective Date, the Executive shall serve as the Company’s Executive Vice President, Underwriting (reporting to the Chief Executive Officer of the Company) and the Head of Business Development of Third Point Reinsurance Ltd. (reporting to the President and Chief Executive Officer of Third Point Reinsurance Ltd.). In each function, the Executive shall perform such duties, services, and responsibilities on behalf of the Company and Third Point Reinsurance Ltd., respectively, consistent with such positions as may be reasonably assigned to the Executive from time to time.”
1.The parties hereto agree that except as specifically set forth in this Amendment No. 1, each and every provision of the Employment Agreement shall remain in full force and effect as set forth therein.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Amendment No. 1 to be executed, and the Executive has hereunto set his hand, in each case effective as of the day and year first above written.

THIRD POINT REINSURANCE (USA) LTD.

By:	/s/ Suzanne L. Wylie
Name:	Suzanne L. Wylie
Title:	Secretary

By:	/s/ C.J. Lymbery for Conyers Corporate Services (Bermuda) Limited
Name:	C.J. Lymbery for Conyers Corporate Services (Bermuda) Limited
Title:	Assistant Secretary

EXECUTIVE
/s/ David Govrin
David Govrin

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